Scheduled Maturities of Long-Term Debt (Detail) - Mar. 31, 2021 ₨ in Millions, $ in Millions		INR (₨)	USD ($)
Due in the twelve months ending March 31:
2022		₨ 98,617.5	$ 1,348.3
2023		336,114.4	4,595.5
2024		210,475.8	2,877.7
2025		133,798.1	1,829.3
2026		29,748.7	406.7
Thereafter		281,027.6	3,842.3
Total	[1]	₨ 1,089,782.1	$ 14,899.8

[1]	The scheduled maturities of long-term debt do not include perpetual bonds of Rs. 84,976.1 million (net of debt issuance cost).